United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                         -------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 25,  2009

                                 CytoGenix, Inc.
             (Exact name of registrant as specified in its charter)



                                     0-26807
                            (Commission File Number)

                Nevada                                        76-0484097
     ----------------------------                         ------------------
     (State or other jurisdiction                          (IRS Employer
         of incorporation)                                Identification No.)

3100 Wilcrest Drive, Suite 140, Houston, Texas              77042
(Address of principal executive offices)                    (Zip Code)

                                 (713) 789-0070
               Registrant's telephone number, including area code


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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Item 1.01 Entry into a Material Definitive Agreement.

In June 2009, CytoGenix, Inc. (the "Company") completed a private placement offering with certain accredited investors pursuant to which the Company sold an aggregate of 13,333,333 shares of its common stock at a price of $0.015 per shares. The aggregate gross proceeds received by the Company in the offering was $200,000.


Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 above is incorporated into this Item 3.02 by reference.

The issuances of securities as described in Item 1.01 are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to
Section 4(2) thereof and Rule 506 of Regulation D thereunder.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     June 25, 2009                CytoGenix, Inc.

                                  By:  /s/  Randy Moseley
                                  ----------------------------------------------
                                  Randy Moseley, Principal Financial Officer




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